Exhibit 32.2

RELM WIRELESS CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RELM Wireless Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William P. Kelly, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

RELM Wireless Corporation

November 10, 2010	By:	William P. Kelly
Name: William P. Kelly
Title: Executive Vice President and Chief Financial Officer